UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (March 30, 2011)

Willis Group Holdings Public Limited Company
(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales
(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) 44-20-3124-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 30, 2011 Willis Group Holdings Public Limited Company (“Willis”), together with Willis North America Inc. (“WNA”), amended (i) the credit agreement, dated as of October 1, 2008, among WNA, as the borrower, Willis, as the parent, the lenders party thereto, Bank of America, N.A., as administrative agent and others (the “2008 Credit Agreement”), and (ii) the revolving credit agreement, dated as of August 9, 2010, among WNA, as the borrower, Willis, as the parent, the lenders party thereto, Bank of America, N.A., as administrative agent and others (the “2010 Credit Agreement” and together with the 2008 Credit Agreement, the “Credit Agreements”).

The amendments increase the Consolidated Leverage Ratio applicable to certain Restricted Payments (including share repurchases), such that as long as before and after giving effect to such Restricted Payment (and any Indebtedness incurred or repaid in connection therewith), the pro forma Consolidated Leverage Ratio is not greater than 2.75 to 1.00 (rather than 2.50 to 1.00 prior to the amendment) and certain other conditions are met, Willis and its subsidiaries may make Restricted Payments not otherwise permitted under the Credit Agreements (capitalized terms having the meaning set forth in the Credit Agreements).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1

Fifth Amendment, dated as of March 30, 2011, to the Credit Agreement, dated as of October 1, 2008, among Willis North America Inc., Willis Group Holdings Public Limited Company, the lenders party thereto, Bank of America, N.A., as Administrative Agent and others

10.2
First Amendment, dated as of March 30, 2011, to the Credit Agreement, dated as of August 9, 2010, among Willis North America Inc., Willis Group Holdings Public Limited Company, the lenders party thereto, Bank of America, N.A., as Administrative Agent and others

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SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2011	WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY
	By:	/s/ Adam G. Ciongoli
Name: Adam G. Ciongoli
Title: Group General Counsel

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INDEX TO EXHIBITS
Exhibit
Number	Description

10.1
Fifth Amendment, dated as of March 30, 2011, to the Credit Agreement, dated as of October 1, 2008, among Willis North America Inc., Willis Group Holdings Public Limited Company, the lenders party thereto, Bank of America, N.A., as Administrative Agent and others

10.2
First Amendment, dated as of March 30, 2011, to the Credit Agreement, dated as of August 9, 2010, among Willis North America Inc., Willis Group Holdings Public Limited Company, the lenders party thereto, Bank of America, N.A., as Administrative Agent and others

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